Blue Chip Equity Income Fund
SUMMARY PROSPECTUS ★ September 25, 2023 Retail Class Shares (Symbol: HDPBX)

Before you invest, you may want to review the Hodges Blue Chip Equity Income Fund (the “Blue Chip Equity Income Fund”) prospectus, which contains more information about the Blue Chip Equity Income Fund and its risks. You can find the Blue Chip Equity Income Fund’s prospectus and other information about the Blue Chip Equity Income Fund, including its statement of additional information (“SAI”) and most recent reports to shareholders, online www.hodgescapital.com/mutual-funds. You can also get this information at no cost by calling 1-866-811-0224. This Summary Prospectus incorporates by reference the Blue Chip Equity Income Fund’s entire prospectus and SAI, both dated September 25, 2023.

Investment Objective. The primary investment objective of the Hodges Blue Chip Equity Income Fund (the “Blue Chip Equity Income Fund”) is to generate income and long-term capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Blue Chip Equity Income Fund.

Shareholder Fees (fees paid directly from your investment)	Retail Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	1.00%
Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)	Retail Class Shares
Management Fees	0.65%
Distribution and Service (Rule 12b-1) Fees	0.25%
Other Expenses(2)	0.68%
Total Annual Fund Operating Expenses	1.58%
Fee Waiver and/or Expense Reimbursement(3)	(0.28)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2), (3)	1.30%
(1)	Annual Fund Operating Expenses have been restated to reflect current fees.
(2)	Other Expenses are based on estimated amounts for the current fiscal year. The Blue Chip Equity Income Fund is the accounting successor as a result of a reorganization in which the Blue Chip Equity Income Fund acquired all of the assets and liabilities of the Hodges Blue Chip Equity Income Fund, a former series of Professionally Managed Portfolios (the “Predecessor Blue Chip Equity Income Fund”).
(3)	The Adviser has contractually agreed to reduce its fees and pay the Blue Chip Equity Income Fund’s expenses (excluding taxes, interest expenses, interest on short positions, portfolio transaction expenses, Acquired Fund Fees and Expenses, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class specific expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Blue Chip Equity Income Fund to 1.05% of the Blue Chip Equity Income Fund’s average net assets (the “Blue Chip Equity Income Fund Expense Cap”). The Blue Chip Equity Income Fund Expense Cap will remain in effect until September 30, 2025. The agreement may be terminated at any time by the NLFT II Board upon 60 days’ written notice to the Adviser, or by the Adviser with the consent of the NLFT II Board. The Adviser is permitted, with NLFT II Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years from the date the fees were waived and/or expenses were paid. This reimbursement may be requested if the aggregate amount actually paid by the Blue Chip Equity Income Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Blue Chip Equity Income Expense Cap in place at the time of waiver or at the time of reimbursement.

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Example. This Example is intended to help you compare the cost of investing in the Blue Chip Equity Income Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Blue Chip Equity Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Blue Chip Equity Income Fund’s operating expenses remain the same, and takes into account the effect of the Operating Expenses Limitation Agreement through September 30, 2025. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Retail Class	$132	$443	$806	$1,830

Portfolio Turnover. The Blue Chip Equity Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Blue Chip Equity Income Fund’s performance. For the fiscal year ended March 31, 2023, the Predecessor Blue Chip Equity Income Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

Principal Investment Strategies. Under normal market conditions, the Blue Chip Equity Income Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in large capitalization income producing equity securities. The Fund invests primarily in the stocks of large capitalization companies. The Blue Chip Equity Income Fund defines large capitalization companies as companies whose market capitalizations, at the time of purchase, are within the range of market capitalization of companies constituting the S&P 500® Index. As of June 30, 2023, the market capitalization of companies in the S&P 500® Index ranged from $3.6 billion to $3.05 trillion. The Adviser selects investments using a “bottom-up” approach, which is largely driven by internal research, and means that the Adviser looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. While the Blue Chip Equity Income Fund invests primarily in securities that are traded in the United States, it may also invest up to 25% of its net assets in stocks of foreign companies, including those in emerging markets, which are U.S. dollar denominated and trade on a domestic national securities exchange, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The Fund may also invest up to 20% of its net assets in equity securities of issuers that have market capitalizations outside the defined large-cap level at the time of purchase. Equity securities include common stocks, preferred stocks and equity-equivalent securities such as convertible securities, stock futures contracts or equity options. The Blue Chip Equity Income Fund may invest up to 20% of its net assets in investment-grade debt securities, debt obligations of governments and their agencies and other similar securities, convertible and non-convertible debt securities, U.S. government securities and in money market funds. The Fund also may purchase put and call options on U.S. traded stocks, currencies or security indices. From time to time, the Blue Chip Equity Income Fund may also engage in short sales transactions and may sell options purchased and write “covered” put and call options. The Blue Chip Equity Income Fund is permitted to invest up to 10% of its net assets in securities futures and options.

The Blue Chip Equity Income Fund expects to issue dividends from net investment income, if any, on a quarterly basis. An investor may choose to have the quarterly dividend paid in cash or reinvested into the Fund.

The Adviser will consider selling a security in the Blue Chip Equity Income Fund’s portfolio if the Adviser believes that security has become overvalued or is believed to have reached its growth potential. Such evaluation will involve measuring the potential for additional appreciation in a security relative to its down-side risk. The Adviser will also take tax considerations into account when making a sell decision. While the Blue Chip Equity Income Fund will be managed with consideration given to tax efficiency and will pursue and target a turnover of less than 100% in a given year, the Blue Chip Equity Income Fund’s portfolio turnover may vary depending on market conditions in any given year. The Fund may, from time to time, have significant exposure to one or more sectors of the market. As of March 31, 2023, 27% of the Predecessor Blue Chip Equity Fund’s net assets were invested in securities within the information technology sector.

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Principal Risks. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Blue Chip Equity Income Fund. The principal risks of investing in the Blue Chip Equity Income Fund are:

  Large Company Risk: Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
  Equity Securities Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value. These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.
  Investment Style Risk: Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Blue Chip Equity Income Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Blue Chip Equity Income Fund, regardless of the order in which it appears.

  Convertible Security Risk: As with a straight debt security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines.
  Debt Security Risk: When interest rates rise, prices of debt securities generally fall and when interest rates fall, prices of debt securities generally rise. In general, debt securities with longer maturities or durations are more sensitive to interest rate changes.
  Depositary Receipts Risk: Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities. In addition, there is risk involved in investing in unsponsored depositary receipts, as there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts.
  Emerging Markets Risk: Investments in emerging markets are generally more volatile than investments in developed foreign markets.
  Foreign Securities Risk: Foreign securities are subject to increased risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.
  Futures and Options Risks: Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Blue Chip Equity Income Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
  Management Risk: The Adviser may fail to implement the Blue Chip Equity Income Fund’s investment strategies and meet its investment objective.
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  General Market Risk: Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market, or other asset classes due to a number of factors, including inflation (or expectations for inflation); interest rates, global demand for particular products or resources; natural disasters or events; pandemic diseases; terrorism; regulatory events; and government controls. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global health care system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S., and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to market volatility and may continue to do so.
  Preferred Stock Risk: Preferred stocks are equity securities that often pay dividends and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock has a blend of the characteristics of a bond and common stock. It does not have the seniority of a bond and, unlike common stock; its participation in the issuer’s growth may be limited. Although the dividend is set at a fixed annual rate, it can be changed or omitted by the issuer.
  Sector-Focus Risk: Investing a significant portion of the Fund’s assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were spread among various sectors.
  Information Technology Sector Risk: The information technology sector can be significantly affected by rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, government regulation, and general economic conditions.
  Short Sales Risk: Engaging in short sales of securities that the Blue Chip Equity Income Fund does not own subjects it to the risks associated with those securities. A security is sold short in anticipation of purchasing the same security at a later date at a lower price; however, the Blue Chip Equity Income Fund may incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund purchases the security sold short. Because there is no limit on how high the price of the security may rise, such loss is theoretically unlimited. Short sales may also incur transaction costs and borrowing fees for the Blue Chip Equity Income Fund and subject the Fund to leverage risk because they may provide investment exposure in an amount exceeding the initial investment.

Performance. The following performance information provides some indication of the risks of investing in the Blue Chip Equity Income Fund. The bar chart below illustrates how shares of the Blue Chip Equity Income Fund’s total returns have varied from year to year. The table below illustrates how the Blue Chip Equity Income Fund’s average annual total returns for the 1-year, 5-year and 10-year periods compare with that of a broad-based securities index. The Blue Chip Equity Income Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website at www.hodgescapital.com/mutual-funds. Note that the Fund changed its investment strategy to mandate an 80% investment in large capitalization income producing equity securities, effective March 28, 2016. Prior thereto, the Fund’s strategy did not mandate that level of investment in large capitalization income producing securities, and the Fund’s portfolio did not always maintain that level of investment in large capitalization income producing securities. The performance shown below for periods prior to the change in the Fund’s investment strategy was achieved under the Fund’s former investment strategy.

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Prior performance shown below is for the Predecessor Blue Chip Equity Income Fund (the Hodges Blue Chip Equity Income Fund, a former series of Professionally Managed Portfolios). The Blue Chip Equity Income Fund has adopted the performance of the Predecessor Blue Chip Equity Income Fund as a result of a reorganization in which the Blue Chip Equity Income Fund has acquired all the assets and liabilities of the Predecessor Blue Chip Equity Income Fund (the “Reorganization”). Prior to the Reorganization, the Blue Chip Equity Income Fund was a newly formed “shell” fund with no assets and had not commenced operations.

The Blue Chip Equity Income Fund’s portfolio management team served as the portfolio management team of the Predecessor Blue Chip Equity Income Fund and has been the Blue Chip Equity Income Fund’s portfolio management team since inception.

Retail Class Shares

Calendar Year Returns as of December 31,

The Predecessor Blue Chip Equity Income Fund’s year-to-date return as of the most recent calendar quarter ended June 30, 2023, was 14.21%.

Highest Quarterly Return:	2Q, 2020	25.34%
Lowest Quarterly Return:	1Q, 2020	-22.67%

Average Annual Total Returns for the periods ended December 31, 2022

	One Year	Five Years	Ten Years
Retail Class Shares
Return Before Taxes	-11.50%	8.46%	11.74%
Return After Taxes on Distributions	-13.27%	6.53%	9.75%
Return After Taxes on Distributions and Sale of Fund Shares	-5.66%	6.46%	9.26%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	-19.13%	9.13%	12.37%

After tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes. The after-tax returns shown may not be relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions) but assumes that Fund shares are still held at the end of the period.

The Russell 1000 Index is a subset of the Russell 3000 Index that includes approximately 1,000 of the largest companies in the US equity universe. Investors may not invest in the indexes directly; unlike the Fund’s returns, the indexes do not reflect any fees or expenses.

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Investment Adviser. Hodges Capital Management, Inc. serves as the Blue Chip Equity Income Fund’s investment adviser.

Portfolio Managers. The following individuals serve as the Blue Chip Equity Income Fund’s portfolio managers:

Portfolio Managers	Primary Title	With the Blue Chip Equity Income Fund since
Craig D. Hodges	Chief Investment Officer/ Chief Executive Officer	Since Inception (2009) for the Predecessor Hodges Blue Chip Equity Income Fund
Gary M. Bradshaw	Senior Vice President	Since Inception (2009) for the Predecessor Hodges Blue Chip Equity Income Fund

Purchase and Sale of Fund Shares. You may purchase or redeem Fund shares on any business day by written request via mail (The Hodges Blue Chip Equity Income Fund, c/o Ultimus Fund Solutions, LLC, (P.O. Box 46707, Cincinnati, OH 45246-0707), by wire transfer, by telephone at 1-866-811-0224, or through a financial intermediary. The minimum initial and subsequent investment amounts are shown in the table below.

Fund	Minimum Initial Investment for All Account Types	Subsequent Minimum Investment for All Account Types
Blue Chip Equity Income Fund	Retail Class: $1,000	Retail Class: $100

Tax Information. The Blue Chip Equity Income Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Blue Chip Equity Income Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Blue Chip Equity Income Fund and its related companies may pay the intermediary for the sale of Blue Chip Equity Income Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Blue Chip Equity Income Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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